Exhibit 10.1

November 7, 2013

Incyte Corporation

Experimental Station

Route 141 & Henry Clay Road

Building E336

Wilmington, DE 19880

Ladies and Gentlemen:

Reference is hereby made to the $250,000,000 aggregate principal amount of the 0.375% Convertible Senior Notes due 2018 and $250,000,000 aggregate principal amount of the 1.25% Convertible Senior Notes due 2020 (collectively, the “Notes”) of Incyte Corporation (the “Company”) which 667, L.P., Baker Brothers Life Sciences, L.P. and 14159, L.P. (collectively, the “BBA Funds”) have agreed to purchase. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the indentures relating to the Notes by and between the Company and U.S. Bank National Association, as trustee, to be dated as of closing date of the sale and issuance the Notes (the “Indentures”). In consideration of the mutual covenants and agreements of the parties herein, the BBA Funds and the Company agree as follows:

1.	Transfer Restrictions. The BBA Funds, on behalf of themselves and each affiliate or other person subject to aggregation with any of the BBA Funds under Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (“Section 13(d)”) or any person who may form a “group” with the BBA Funds within the meaning of Section 13(d) (collectively, the “BBA Group”) agrees that, so long as any of the BBA Funds or any member of the BBA Group is an “affiliate” of the Company as such term is defined in Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”) no member of the BBA Group shall sell any Notes or shares of the Company’s common stock (“Common Stock”) issuable upon conversion of the Notes that constitute “restricted securities” under Rule 144 prior to the date that is the later of (i) the later of (x) the date that is one year after the last date of original issuance of the Notes or such shorter period of time as permitted by Rule 144 or any successor provision thereto and (y) 90 days after the relevant BBA Funds entity ceases to be an “affiliate” (within the meaning of Rule 144 under the Securities Act) of the Company and (ii) such later date, if any, as may be required by applicable law, except:

(i)	to the Company or one of the Company’s subsidiaries;

(ii)	under a registration statement that has been declared effective under the Securities Act;

(iii)	to a person the relevant BBA Funds entity reasonably believes is a qualified institutional buyer that is purchasing for its own account or for the account of another qualified institutional buyer and to whom notice is given that the transfer is being made in reliance on Rule 144A, all in compliance with Rule 144A (if available);

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(iv)	pursuant to the exemption from registration provided by Rule 144 (if available) or any other available exemption from the registration requirements of the Securities Act; or

(v)	a pledge to an affiliate of the relevant BBA Funds entity so long as such pledgee agrees in writing to be bound by the transfer restrictions set forth herein.

2.	Registration Rights. Following the closing of the sale and issuance of the Notes to the BBA Funds, the Company agrees to provide the registration rights as set forth below in this Section 2, subject to the terms and conditions contained herein.

A.	Shelf Registration. The Company agrees that, upon written request by the BBA Funds, it shall, as soon as reasonably practicable, prepare and file with the Securities and Exchange Commission (“SEC”) a registration statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the BBA Funds of all of the Registrable Securities (a “Shelf Registration Statement”); provided, however, that the Company will have the right to postpone the effectiveness of any such Shelf Registration Statement in accordance with Section 2(C) below. Upon filing of the Shelf Registration Statement, the Company shall use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act as soon as reasonably practicable, but in no event earlier than the date that is six (6) months following the last date of the original issuance of the Notes, and to keep such Shelf Registration Statement continuously effective during the Effectiveness Period as defined in Section 2(B) below. For purposes of this letter agreement, “Registrable Securities” shall mean the Notes and any shares of the Company’s common stock issued upon conversion thereof, and any security issued with respect thereto upon any stock dividend, split or similar event, that are held by the BBA Funds or any member of the BBA Group. The Shelf Registration Statement shall be on Form S-3 or another appropriate form permitting registration of the Registrable Securities for resale in accordance with the methods of distribution elected by the BBA Funds and set forth in the Shelf Registration Statement; provided, however that in no event shall such method of distribution take the form of an underwritten offering of the Registrable Securities without the prior written consent of the Company, which consent shall not be unreasonably withheld. If a Shelf Registration Statement covering resales of the Registrable Securities ceases to be effective for any reason at any time during the Effectiveness Period (other than because all securities registered thereunder shall have been resold pursuant thereto), the Company shall use its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within thirty (30) days of such cessation of effectiveness amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement so that all Registrable Securities outstanding as of the date of such filing are covered by a Shelf Registration Statement. If a new Shelf Registration Statement is filed pursuant to this Section 2(A), the Company shall use its commercially reasonable efforts to cause the new Shelf Registration Statement to become effective as soon as reasonably practicable after such filing and to keep the new Shelf Registration Statement continuously effective until the end of the Effectiveness Period.

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B.	Effectiveness Period. Subject to the limitations set forth in section 2(C) below, the Company shall be obligated to use its commercially reasonable efforts to keep a Shelf Registration Statement filed pursuant Section 2(A) effective until the earlier to occur of the following: (i) at such time as all Registrable Securities held by the BBA Funds have been sold pursuant to a Shelf Registration Statement or other effective registration statement or Rule 144 or (ii) at such time as all Registrable Securities held by the BBA Funds are eligible to be sold without any volume or manner of sale restrictions pursuant to Rule 144 (the “Effectiveness Period”).

C.	Suspension Period. Notwithstanding anything to the contrary in this Section 2, upon notice to the BBA Funds, the Company may suspend the use or the effectiveness of the Shelf Registration Statement for a period of up to thirty (30) days in any three (3) month period or ninety (90) days in any in any twelve (12) month period (the “Suspension Period”) if the Board of Directors of the Company determines that there is a valid business purpose for suspension of the Shelf Registration Statement; provided, that in the case of a probable financing, acquisition, recapitalization, business combination or other similar transaction, the Company shall have the right to extend the Suspension Period by up to an additional fifteen (15) days in any three (3) month period. In the event the Company exercises its rights under the preceding sentence, the BBA Funds agree to suspend, immediately upon their receipt of the notice referred to above, their use of any preliminary prospectus, prospectus or any amendment or supplement thereto in connection with any sale or offer to sell Registrable Securities. The Company shall promptly notify the BBA Funds when the Registration Statement may once again be used or is effective. In addition to restrictions on resales during the Suspension Period as described above, for so long as any member of the BBA Group is an affiliate of the Company, no member of the BBA Group shall be allowed to transfer or sell any of its Registrable Securities pursuant to the Shelf Registration Statement at any time when either (i) any blackout period under the Company’s insider trading policy is in effect or (ii) any member of the BBA Group is in possession of any material non-public information with respect to the Company.

D.	Expenses. The Company shall bear all fees and expenses incurred in connection with the performance by the Company of its obligations under Section 2 of this letter agreement. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc. and the SEC and (y) of compliance with federal and state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Shelf Registration Statement, any preliminary prospectus, prospectus or any amendments or supplements thereto, any, securities sales agreements and other documents relating to the performance of and compliance with this Section 2, (iv) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (v) the fees and disbursements of counsel for the Company in connection with any Shelf Registration Statement and the consummation of any transactions contemplated by the Shelf Registration Statement or this Agreement, (vi) fees and disbursements of the Trustee and its counsel and of the registrar and transfer agent for the Common Stock, (vii) Securities Act liability insurance obtained by the Company in its sole discretion and (viii) the fees and disbursements of the independent registered public accounting firm of the Company and of any other Person or business whose financial statements are included or incorporated or deemed to be incorporated by reference in a Shelf Registration Statement and in connection with the consummation of any transactions contemplated by the Shelf Registration Statement or this Agreement. Notwithstanding the provisions of this Section 2(D), the BBA Funds shall pay any broker’s commission, agency fee or underwriter’s discount or commission in connection with the sale of the Registrable Securities under a Shelf Registration Statement.

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E.	Indemnification.

(a)	The Company agrees to indemnify, to the extent permitted by law, the BBA Funds and each of their officers, directors, managers, members, partners and each other Person who controls any of the BBA Funds (within the meaning of the Securities Act), as applicable, against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any Shelf Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by the BBA Funds expressly for use therein or by the BBA Funds’ failure to deliver a copy of the Shelf Registration Statement or any preliminary prospectus, prospectus or any amendments or supplements thereto after the Company has furnished the BBA Funds with a sufficient number of copies of the same.

(b)	The BBA Funds agree to indemnify, to the extent permitted by law, the Company and its officers and directors, as applicable, against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any Shelf Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, solely to the extent the same are caused by or contained in any information furnished in writing to the Company by the BBA Funds expressly for use therein.

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(c)	A person entitled to indemnification hereunder (the “indemnified party”) shall (A) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any indemnified party’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (B) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified party and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d)	The indemnification provided for under this agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, manager, member, partner or controlling person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company’s indemnification is unavailable for any reason. Such provisions shall provide that the liability amongst the various persons shall be allocated in such proportion as is appropriate to reflect the relative fault of the such persons in connection with the statements or omissions which resulted in losses (the relative fault being determined by reference to, among other things, which person supplied the information giving rise to untrue statement or omission and each person’s relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission) and, only if such allocation is not respected at law, would other equitable considerations, such as the relative benefit received by each person from the sale of the securities, be taken into consideration.

F.	Underwritten Public Offerings. Upon any underwritten public offering pursuant to a Shelf Registration Statement, the Company agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the lead underwriter(s) of such offering. In addition, the Company agrees to furnish, on the date that securities are delivered to the underwriters in connection with any underwritten public offering pursuant to a Shelf Registration Statement:

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(i)	copies of an opinion or opinions, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given by company counsel to the underwriters in an underwritten public offering, addressed to the underwriters; and

(ii)	copies of a letter dated such date, from the auditors of the Company, in form and substance as is customarily given by auditors to underwriters in an underwritten public offering, addressed to the underwriters.

3.	Blocker Provisions.

A.	Notwithstanding any provision of the Notes or the Indenture to the contrary, any Conversion Notice with respect to the Notes delivered by or on behalf of the BBA Funds or any member of the BBA Group shall be deemed automatically not to have been so delivered by such person to the extent, but only to the extent, the delivery of any shares of Common Stock or any other security otherwise deliverable upon such conversion would result in the BBA Group having “beneficial ownership” as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder (“Beneficial Ownership”) of Common Stock or any other class of any equity security (other than an exempted security) that is registered pursuant to Section 12 of the Exchange Act (a “Class”) in excess of 19.999% of the number of outstanding shares of the Common Stock or such Class (the “19.999% Ownership Limitation”). Any purported delivery to any member of the BBA Group of a number of shares of Common Stock or any other security upon conversion of the Notes shall be void and have no effect to the extent, but only to the extent, that after such delivery, the BBA Group would have Beneficial Ownership of Common Stock or any such Class in excess of the 19.999% Ownership Limitation.

B.	Notwithstanding Section 3(A) or any provision of the Notes or the Indenture to the contrary, during any period of time in which the BBA Group’s Beneficial Ownership of Common Stock or any other Class (without reference to the Notes held by the BBA Group) is less than 10%, any purported delivery to any member of the BBA Group of a number of shares of Common Stock or any other security upon conversion of the Notes shall be void and have no effect to the extent, but only to the extent, that after such delivery, the BBA Group would have Beneficial Ownership of Common Stock or any such Class in excess of 9.999% of the number of outstanding shares of the Common Stock or such Class (the “9.999% Ownership Limitation”). For purposes of calculating Beneficial Ownership for this Section 3(B) or for Section 3(C) below, the aggregate number of shares of Common Stock beneficially owned by the BBA Group shall include the number of shares of Common Stock issuable upon conversion of the Notes with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Notes beneficially owned by the BBA Group, and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by the BBA Group (including, without limitation, any convertible notes, convertible stock or warrants) that are subject to a limitation on conversion or exercise analogous to the limitation contained herein.

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C.	Notwithstanding Section 3(A) and 3(B) or any provision of the Notes or the Indenture to the contrary, during any period of time in which the BBA Group’s Beneficial Ownership of Common Stock or any other Class is less than 5%, any purported delivery to any member of the BBA Group of a number of shares of Common Stock or any other security upon conversion of the Notes shall be void and have no effect to the extent, but only to the extent, that after such delivery, the BBA Group would have Beneficial Ownership of Common Stock or any such Class in excess of 4.999% of the number of outstanding shares of the Common Stock or such Class (the “4.999% Ownership Limitation”).

D.	The BBA Funds, on behalf of the BBA Group, shall inform the Company on or prior to the date that any member of the BBA Group delivers any Conversion Notice with respect to the Notes of the number of shares of Common Stock or any other relevant Class then beneficially owned by the BBA Group.

E.	The Company agrees to instruct the Trustee to take such steps as may be reasonably necessary to effectuate the foregoing arrangements in this Section 3.

F.	By written notice to the Company, the BBA Group or BBA Funds may from time to time increase or decrease either or both of the 9.999% Ownership Limitation or the 4.999% Ownership Limitation to any other percentage not in excess of 19.999% specified in such notice; provided that (i) any such increase will not be effective until the sixty-fifth (65th) day after such notice is delivered to the Company.

G.	The provisions of this Section 3 shall be construed, corrected and implemented in a manner so as to effectuate the intended beneficial ownership limitation herein contained and the shares of Common Stock underlying the Notes in excess of the 9.999% Ownership Limitation or the 4.999% Ownership Limitation shall not be deemed to be beneficially owned by the Purchaser for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act.

4.	The rights provided to the BBA Funds and any other member of the BBA Group and its or their affiliates as contained in this letter agreement may not be assigned without the prior consent of the Company. This letter agreement shall be binding upon and shall be inure to the benefit of the parties hereto and their respective permitted assigns, and no other person shall have any rights or obligations hereunder.

5.	This letter agreement constitutes the full and entire understanding of the agreement between the parties hereto with regard to the subject matter contained herein and supersedes all prior oral or written agreements to understandings with respect to the subject matter hereof.

6.	This letter agreement and construed in accordance with the laws of the State of New York.

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This letter agreement may be executed in multiple counterpart copies, each of which shall be considered an original and all of which shall constitute one and the same instrument binding on all parties.

Very truly yours,

667, L.P. (account #1),

By: Baker Bros. Advisors LP, management company and investment adviser to 667, L.P., pursuant to authority granted to it by Baker Biotech Capital, L.P., general partner to 667, L.P., and not as the general partner.

By:	/s/ Scott Lessing
Scott Lessing
President

667, L.P. (account #2),

By: Baker Bros. Advisors LP, management company and investment adviser to 667, L.P., pursuant to authority granted to it by Baker Biotech Capital, L.P., general partner to 667, L.P., and not as the general partner.

By:	/s/ Scott Lessing
Scott Lessing
President

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BAKER BROTHERS LIFE SCIENCES, L.P.

By: BAKER BROS. ADVISORS LP, , management company and investment adviser to Baker Brothers Life Sciences, L.P., pursuant to authority granted to it by Baker Brothers Life Sciences Capital, L.P., general partner to Baker Brothers Life Sciences, L.P., and not as the general partner.

	By:	/s/ Scott Lessing
Scott Lessing
President

14159, L.P.,

By: Baker Bros. Advisors LP, management company and investment adviser to 14159, L.P., pursuant to authority granted to it by 14159 Capital, L.P., general partner to 14159, L.P., and not as the general partner.

	By:	/s/ Scott Lessing
Scott Lessing
President

Agreed to as of the date set forth above by:

INCYTE CORPORATION

By:	/s/ David C. Hastings
Name:	David C. Hastings
Title:	Executive Vice President, Chief Financial Officer

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